UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 8, 2016, Ichor Holdings, Ltd. (the “Company”) entered into a certain Equity Underwriting Agreement (the “Underwriting Agreement”), by and between the Company and Deutsche Bank Securities Inc., as representative of the several underwriters named on Schedule I thereto (collectively, the “Underwriters”), in connection with the offering of 5,877,778 of the Company’s ordinary shares (the “Ordinary Shares”), $0.0001 par value, at a price of $9.00 per share to the public. The Underwriters also have the option to purchase up to an additional 881,667 Ordinary Shares from the Company at the initial public offering price, less the underwriting discount, for a period of 30 days after the date of the Underwriting Agreement.

The offering is being made pursuant to a prospectus, dated December 8, 2016 in connection with the Company’s (i) registration statement on Form S-1 (Registration No. 333-214588) publicly filed on November 14, 2016, as subsequently amended (the “Registration Statement”), for the purpose of registering the offering under the Securities Act of 1933, as amended (the “Securities Act”), which was declared effective on December 8, 2016, and (ii) the registration statement on Form S-1 (Registration No. 333-214995), originally filed with the Securities and Exchange Commission on December 8, 2016 under the Securities Act, which was effective upon filing. The offering closed and the shares were delivered on December 14, 2016. The Underwriting Agreement contains customary representations, warranties, and agreements by the Company.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 and is incorporated herein by reference. The respective foregoing description is only a brief description of the material terms of the Underwriting Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified by reference to such Exhibit 1.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2016, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and officers (collectively, the “Indemnitees”). The Indemnification Agreements supplement indemnification provisions already contained in the Company’s Amended and Restated Memorandum and Articles of Association and generally provide that the Company shall indemnify the Indemnitees to the full extent permitted by applicable law, subject to certain exceptions, and also provide for rights to advancement of expenses and contribution.

A copy of the form of Indemnification Agreement is attached as Exhibit 10.1 and is incorporated herein by reference. The respective foregoing description is only a brief description of the material terms of the Indemnification Agreements and does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified by reference to Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2016, the Company amended and restated its Amended and Restated Memorandum and Articles of Association, the terms of which are described under the heading “Description of Share Capital” in the Registration Statement.

A copy of the Amended and Restated Memorandum and Articles of Association is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Items

On December 14, 2016, the Company completed its underwritten initial public offering of 5,877,778 ordinary shares, par value of $0.0001 per share, at a price to the public of $9.00 per share. All the shares in the offering were sold by the Company.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

1.1	Equity Underwriting Agreement, dated as of December 8, 2016, by and between Ichor Holdings, Ltd. and Deutsche Bank Securities Inc., as representative of the several underwriters named on Schedule I thereto.

3.1	Amended and Restated Memorandum and Articles of Association of Ichor Holdings, Ltd., effective as of December 9, 2016.

10.1	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

/s/ Maurice Carson
Date: December 14, 2016	Name:	Maurice Carson
	Title:	President and Chief Financial Officer

Exhibit Number	Description

1.1	Equity Underwriting Agreement, dated as of December 8, 2016, by and between Ichor Holdings, Ltd. and Deutsche Bank Securities Inc., as representative of the several underwriters named on Schedule I thereto.

3.1	Amended and Restated Memorandum and Articles of Association of Ichor Holdings, Ltd., effective as of December 9, 2016.

10.1	Form of Indemnification Agreement